Exhibit 99.1

Investor Presentation May 2016

Safe Harbor This Presentation includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the proposed transaction with Hatteras, including its financial and operational impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financi al condition of the combined companies or the price of Annaly stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond Annaly’s control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of Annaly to consummate the proposed transaction on a timely basis or at all and the satisfaction of the conditions precedent to consummation of the proposed transaction, including two-thirds of Hatteras’ common shares being validly tendered into the exchange offer; required regulatory approvals; business disruption following the merger; and the other risk s and important factors contained and identified in Annaly’s and Hatteras’ filings with the Securities and Exchange Committee (“SEC”), such a s their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this Presentation are made only as of the date hereof. Annaly undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances, except as required by law. The exchange offer referenced in this Presentation has not yet commenced. This Presentation is for informational purposes onl y and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the exchange offer mat erials that Annaly and its merger subsidiary will file with the SEC. At the time the exchange offer is commenced, Annaly and its merger subsidiary will file a tender offer statement on Schedule TO, Annaly will file a registration statement on Form S-4, and Hatteras will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the exchange offer. THE EXCHANGE OFFER MATERIALS (INCLUDING AN OFFER TO EXCHANGE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER EXCHANGE OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. HATTERAS SHAREHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF HATTERAS SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING EXCHANGING THEIR SECURITIES. The Offer to Exchange, the related Letter of Transmittal and certain other exchange offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders o f Hatteras common stock at no expense to them. The exchange offer materials and the Solicitation/Recommendation Statement will be made a vailable for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Annaly’s Investor Relations department at 1-888-8Annaly (1-888-816-6159). 1

Annaly Capital Management, Inc.  Largest mREIT in the World – – PF Market Capitalization: $10.5 Billion PF Total Assets: $91 Billion Size Fixed Agency Floating – - - - - Agency ARMs Non-Agency Commercial RE Middle Market Lending  Most Diversified – – Non-Agency Commercial RE Strategy  Historically High Relative Yield Yield – NLY Dividend Yield(1): 11.6%  Strong Balance Sheet – PF Economic Leverage(2): 6.7x Liquidity – – Management Fee: 1.05% NLY Repurchased $217.0mm of Stock since November 2015(3)  Highly Scalable Platform Operations  NLY Outperformed the S&P 500 by 390% (4) Performance – NLY Total Return since Inception: 596% – – – Over $13 Billion in Equity Capital Diversified Business Model Operational Efficiencies  Pre - Eminent Hybrid REIT Pro Forma Entity Source: Company filings as of Q1 2016, adjusted for bargain purchase gain based on March 31, 2016 valuation. Market data as of April 28, 2016. “PF” indicates that the metric is Pro Forma for the Hatteras transaction. 2 (1) (2) (3) (4) Dividend yield represents stock price as of April 28, 2016. Economic leverage includes net to-be-announced forward contracts (TBA) position. Repurchases as of April 28, 2016. Represents weekly total return of Annaly against the S&P 500 from Annaly’s inception (beginning on October 10, 1997) through April 28, 2016.

Mortgage REIT Industry Landscape Annaly’s pro forma market capitalization is 17x the median mREIT market cap $12,000 $11,000 $10,000 $9,000 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 Agency Hybrid Commercial Source: Bloomberg mREIT Index (BBREMTG Index). Data as of April 28, 2016. Excludes targets of announced acquisitions. 3 Market Cap ($mm) PF NLY NLY AGNC STWD NRZ TWO CIM BXMT MFA NRF CLNY IVR ARI CYS RWT CMO PMT ARR STAR MTGE NYMT ANH WMC MITT RSO ABR ACRE DX NCT RAS ORC IMH ORM EARN CHMI BMNM VRTB ORGN Market Cap Range # of Companies % of Total Market Cap Greater than $4bn 3 38.6% $2 - $4bn 6 30.0% $1 - $2bn 4 11.3% Less than $1bn 24 18.4% Current mREIT Total Market Cap: $52.5bn Pro Forma NLY as % of Total Market Cap: 20.0%

$3 Trillion Market Opportunity Annaly is positioned as a permanent capital solution for the redistribution of MBS, residential credit, commercial real estate assets and institutional loans GSE (1) / Federal Reserve (2) CRE Maturities & New Originations(3) Institutional Loan Maturities $450 $250 $2,500 $2,368 Fed/GSE Run Off(1) $933bn CRE Maturities $1.3tn New Originations(4) $1.9tn Loan Maturities $410bn $2,219 $400 $203 $200 $2,000 $352 $1,901 $350 $333 $1,696 $1,522 $300 $150 $1,500 $248 $116 $250 $100 $194 $1,000 $200 $151 $60 $150 $50 $500 $21 $100 $10 – – $50 Source: JPMorgan, Federal Reserve Flow of Funds Report, Trepp, Goldman Sachs, LCD and Mortgage Bankers Association. Analytics provided by The YieldBook Software. Note: $3 trillion opportunity represents the sum of Fed and GSE runoff, CRE maturities and institutional loan maturities. Ex cludes new CRE originations. 4 (1) (2) (3) (4) Retained portfolios include both MBS and unsecuritized loans and represent roughly 15% annual declines (as targeted in the Senior Preferred Stock Purchase Agreement ). Current Fed holdings as of March 18, 2016. Future Fed holdings and runoff are projected assuming reinvestments continue until Septem ber 30, 2017 using forward interest rates. CMBS Data from RSS as of July 13, 2015. Mortgage Bankers Originations from MBA Commercial/Multifamily Real Estate Forecast from February 1, 2016. Portfolio ($bn) 2016 2017 2018 2019 2020 Maturities ($bn) 2016 2017 2018 2019 2020 Maturities ($bn) 2016 2017 2018 2019 2020

Annaly Acquisition of Hatteras Financial Corp  Largest Mortgage REIT to Mortgage REIT Transaction Ever, by Deal Value and Target Asset Value  Second Largest Transaction in the Entire REIT Sector Since the Financial Crisis, by Target Asset Value  Second Largest Specialty Finance Transaction Since the Financial Crisis, by Target Asset Value (1) Transaction Overview Management’s Strategic Rationale  On April 11, 2016, Annaly Capital Management, Inc. (NLY) announced the acquisition of Hatteras Financial Corp. (HTS) for $1.5 billion in cash and stock  11.2% premium to the closing price of HTS common stock ending April 8, 2016  Price reflects 0.85x multiple of estimated book value (“BV”) per share at February 29, 2016  Proration will be used to ensure an aggregate consideration of 65% stock/35% cash  Transaction expected to close in the third quarter of 2016  Expands and further diversifies Annaly’s investment portfolio: Hatteras’ portfolio, which mainly consists of agency residential mortgage backed securities, residential whole loans and mortgage servicing rights is complementary to Annaly’s existing businesses  Transaction accretion to Annaly shareholders: Transaction is expected to be accretive to Annaly’s book value per share and core earnings in 2016  Reinforces Annaly’s stature as industry leader: Acquisition of Hatteras further reinforces Annaly as the largest, most liquid and diversified mortgage REIT in the world  Strong liquidity position: An enhanced capital base is expected to support the continued growth of all investment businesses Source: SNL Financial, Company Websites, Company Filings and Wells Fargo. (1) Excludes segment, portfolio or asset sales. Target assets exclude VIE assets. 5 Announced $1.5 Billion Acquisition of April 2016

Pro Forma Portfolio – Accretive to Earnings and Book Value Hatteras’ floating rate investment portfolio complements Annaly’s predominantly fixed rate Agency portfolio Annaly Hatteras Pro Forma 0% 2% 2% 1% 0% 1% 17% 17% 17% 16% 4% 6% 7% 8% Asset Type 67% 77% 57% 15-Year Fixed 20-Year Fixed 30-Year Fixed Hybrid ARMs CMOs IOs GSE Debt In addition to being accretive to BV and earnings, the larger, more diversified portfolio is expected to further enhance the stability of Annaly’s earnings profile Source: Annaly and Hatteras company filings as of Q1 2016. Represents Agency -only portfolios. Percentages are based off market value. 6

Annaly's Evolution

Annaly's diversified platform is now built to manage various rate environments

	1998	2004 / 2005	2016 Pro Forma (1)	Key Takeaways
Market Cap(2)	$104mm	$1.4bn	$10.5bn	▪ Largest mREIT globally
Asset Classes	Agency MBS	Agency MBS	Agency MBS Resi Credit CRE Debt & Equity Corporate Debt	▪ More durable earnings and book value
Agency Portfolio Mix	30% Fixed 30% Floating 40% ARMs	30% - 40% Fixed / Floating 60%-70% ARMs	65% Spec Pools 16% Dollar Roll 16% ARMS 3% Other (3)	▪ Agency strategy has evolved over time to better manage various rate environments
Hedge Instruments	No explicit hedges used Barbelled portfolio	No explicit hedges used Barbelled portfolio	Pay Fixed/Receiver Swaps Treasuries EuroDollar Futures	▪ More hedging than ever
Economic Leverage	10.0x	9.0 - 9.8x	~6.7x	▪ Conservative leverage profile
Net Interest Margin (NIM)	0.50% - 1.50%	0.70% - 1.70%	1.25% - 2.25%	▪ Reinvestment spreads remain attractive

Source: Bloomberg and Company filings.

(1) 2016 data as of Q1 2016, pro forma for Annaly's acquisition of Hatteras.

(2) Market caps for 1998 and 2004/2005 are as of December 31, 1998 and December 30, 2005, respectively. Market cap for 2016 Pro Forma represents Annaly's market cap after the acquisition of Hatteras using Annaly's stock price on April 28, 2016.

(3) CMO, Derivatives, GSE Credit Risk Sharing debt, Callable debt.

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Annaly Sum-of-the-Parts Capital Diversification

Balancing the liquidity of the Agency strategies with the durability of multiple credit strategies

	Agency	Commercial Real Estate	Residential Credit	Middle Market Lending
Dedicated Capital	$8.7bn	$1.6bn	$0.7bn	$0.6bn
Industry Rank	#1	#11	#23	#18
% of Total Capital	75%	14% (1)	6%	5%
Financing	$70.7bn (2)	$0.9bn (3)	$1.0bn	--
Liquidity	Very Liquid	Low to Moderate	Very Liquid	Moderate
Income Stability	Fluctuates	Fairly Stable	Fluctuates	Fairly Stable
BV Impact	Higher	Low to Moderate	Higher	Low
Benefits & Considerations	▪ Very scalable ▪ Deep, liquid market ▪ FHLB as supplemental funding ▪ Repo costs ▪ Financing capacity with RCap	▪ Stable EPS & BV profile ▪ Better market valuation ▪ Longer lead time	▪ Low correlation profile to Agency book ▪ Helps better manage interest rate cycles ▪ Positive housing fundamentals	▪ Unique economic view ▪ Stable profile ▪ Idiosyncratic risk ▪ High carry, floating rate assets

Note: Data as of March 31, 2016. Industry rank represents position in Bloomberg mREIT Index for Agency, Commercial and Residential Credit. Middle Marketing lending rank represents S&P 500 BDC Index.
(1) Includes loans held for sale.
(2) Includes financing of TBAs.
(3) Excludes securitized debt.

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Annaly Poised for Future Fed Policy Lower interest rate sensitivity due to diversification Absolute Tightening Benign Relative to 2004 - 2006 Portfolio Better Positioned for Rate Hike Markets price flat curve at low levels similar to the 2004 - 2006 rate hike cycle However, we foresee that the Fed will be more measured in the pace of hikes given current low growth, low inflation scenario and international developments Forward rates often price a curve slope flatter than what is ultimately realized Significant diversification of portfolio composition More conservative posturing today (~6x levered) relative to historical levels (9-10x during ‘04-’05) Current valuation already reflects rate hike expectations    – – 1.4x BV before 2004 rate hike cycle commenced Valuation currently reflects a selloff north of 200bps Throughout various rate environments, diversification of capital will lead to more stable returns while still preserving prudent liquidity  Forwards Continue to Price Flat Curve at Low Levels Benefit of Diversifying from Agency MBS to Credit 3.5% Percent iple 7.0x 6.5x 6.0x 5.5x 5.0x 4.5x 4.0x 16 15 14 13 12 11 10 9 8 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% 3.5x 0 5 Spot 10 15 2-Yr Fwd 20 25 5-Yr Fwd 30 0 10 20 30 40 50 60 70 80 % of Portfolio Dedicated to Credit *Hypothetical Return model that uses monthly returns from 2013 – 2015 for FNCL 3.5 HLBs and the Amherst Resi Credit Index as proxies for agency and residential credit. Agency MBS is leveraged 6.5x at Libor + 25bps, Residential credit is leveraged 3.0x at Libor +175bps. Model does not assume reinves tment of carry. Source: Bloomberg, JP Morgan, Annaly Calculations 9 More Leverage Mult Diversified Portfolio Annaly Currently has 25% of Capital Dedicated to its Credit Businesses 2013-2015 Returns for Agency and Residential Credit Suggests Diversification Benefit to Leverage and Portfolio Volatility* Return Volatility (lhs) Leverage (rhs)

Significant Financing Advantage

Annaly has a variety of potential financing sources for each asset class in which the Company invests

	Agency	Commercial Real Estate	Residential Credit	Middle Market Lending
Potential Financing Source	▪ Repo ▪ Rcap Securities ▪ FHLB	▪ Securitization ▪ Warehouse Lines ▪ 1st Mortgages ▪ Note Sales ▪ FHLB	▪ Repo ▪ FHLB	▪ Credit Facilities ▪ CLO
Target Leverage	6.0x - 8.0x	2.0x – 3.0x	2.0x – 3.0x	0.5x – 1.5x
Commentary	▪ Maintain ample funding capacity with RCap Securities and the Street ▪ 5 year sunset for FHLB funding provides significant advantage over more dependent peers	▪ Able to attain non-recourse leverage via securitization market ▪ Credit facilities provide term leverage ▪ Note sales expand liquidity scope for institutional lending ▪ FHLB funding for certain asset classes remains attractive	▪ Significant appetite across the Street ▪ FHLB funding for certain asset classes remains attractive	▪ Portfolio generates attractive risk-adjusted yields on an unlevered basis ▪ Significant capacity exists for bank funding

Note: Potential financial sources and target leverage represent Annaly's current views on financing.

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Efficiency of Operating Model

Annaly outperforms internally and externally managed mREITs

- From 2012 through the end of 2015, Annaly significantly outperformed its mREIT peers with respect to operating expenditures as a percentage of assets and as a percentage of equity
  - Annaly's average expense levels over the period are **68% lower** as a percentage of average assets and **51% lower** as a percentage of average equity
  - Annaly averaged 0.23% and 1.58%, respectively, while internally and externally managed mREIT peers averaged 0.70% and 3.20%

		2012	2013	2014	2015	Average
OpEx as % of Avg Assets	ANNALY	0.19%	0.22%	0.24%	0.25%	0.23%
	Internal Management	0.54%	0.91%	0.87%	0.73%	0.76%
	External Management	0.60%	0.59%	0.75%	0.79%	0.68%
		2012	2013	2014	2015	Average
OpEx as % of Avg Equity	ANNALY	1.45%	1.66%	1.61%	1.58%	1.58%
	Internal Management	2.72%	3.83%	4.13%	3.84%	3.63%
	External Management	2.20%	2.88%	3.57%	3.75%	3.10%

Source: Company Filings, SNL and Bloomberg. Averages are market weighted based on market capitalization as of December 31st of each respective year, unless otherwise specified.
Note: Internally-Managed Peers and Externally-Managed Peers represent the respective internally- and externally-managed members of the BBREMTG Index with market capitalization above $200mm as of the corresponding year end. Excludes Annaly and companies during years in which they became public or first listed. Operating Expense is defined as: (i) for Internally-Managed Peers, the sum of compensation & benefits, general & administrative expenses and other operating expenses, and (ii) for Externally-Managed Peers, the sum of net management fees, compensation & benefits (if any), general & administrative expenses and other operating expenses.

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Annaly is the Industry Leader

Industry Leader	▪ Largest, longest tenured residential mREIT with over $13 billion pro forma equity base and significant shareholder transparency
Diversified Business Model	▪ By acquiring Hatteras, Annaly further diversifies its unrivaled array of investment and financing options
Most Liquid mREIT	▪ The Hatteras transaction serves to improve Annaly's existing strong liquidity position with the addition of almost $1.5 billion of capital
Operating Efficiency	▪ Through the recognition of synergies and utilization of Annaly's scalable platform, the Hatteras transaction further augments Annaly's efficient operating model
Track Record of Execution	▪ Hatteras acquisition enables Annaly to enhance industry leading returns – outperformed S&P 500 by 390% since inception [(1)]

Note: Data as of April 28, 2016.
(1) Represents weekly total return of Annaly against the S&P 500 since October 10, 1997.

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Comparative Performance and Valuation 13

0 Annaly vs. Other Yield Investments - Performance ================================ as well as other yield focused investments ----., 40.0% L. _35_1 28.9% 30.0% 20.0% 13.3% 5.5% 1.1% 10.0% ='"' .E (li (10.0%) f-; (20.0%) (25.8%) (30.0%) (40.0%) (50.0%) - Annaly-mREITs Utilities MLPs AssetManagers Banks 14 Note: Market data from December31, 2013 to April28, 2016. Source: Bloomberg. mREITs represent Bloomberg mREIT lndex. Utilities represents the Russ ell3000 Utilities Index. MLP s represents the Alerian MLP lndex. Asset Managers represents the S&P 500 Asset Management and Custody Bank Index. Banks represent the KBW Bank lndex. Despite recent volatility, Annaly has outperformed peers,

Annaly vs. Other Yield Investments – Risk vs. Reward Annaly’s performance, leverage and yield profiles are superior to other yield asset classes, yet valuation still lags the other yield sectors Total Return: 12.0x 12.0% 11.6% 10.0x 10.0x 10.0% 8.7x 8.0x 8.0% 7.4% 6.7x 5.7x 6.0x 6.0% 3.7% 4.0x 4.0% 3.2x 2.2% 2.2% 2.17x 1.69x 1.72x 2.0x 2.0% 1.01x 0.89x 0.0x 0.0% NLY MLPs Utilities Banks Asset Managers Yield Leverage P/B Total Return (1) Source: Bloomberg. MLPs represents the Alerian MLP Index. Utilities represents the Russell 3000 Utilities Index. Banks represents the KBW Bank Index. Asset Managers represe nts the S&P 500 Asset Management and Custody Bank Index. Note: Market Data as of April 28, 2016. Annaly leverage represents Q1 2016 pro forma economic leverage inclusive of the Hatteras transaction. Leverage for other yield investments represents financial leverage defined as average assets over average equity per Bloomberg. Yield represents market cap weighted indicated dividend yield. (1)Total Return represents the total return for the period beginning December 31, 2013 to April 28, 2016. 15 Leverage & Price to Book Yield (%) 1.1% 5.5% 28.9% (25.8)% 34.5%

NLY Stability of Return – Market Sharpe Ratios Over the past two years, Annaly’s shareholders have earned a more attractive risk-adjusted return than the mortgage REIT universe and numerous other yield sectors 3.50x Asset Managers 3.00x 2.50x Utilities 2.00x MLPs 1.50x Commercial mREITs 1.00x 0.50x 0.00x -2.00 -1.50 -1.00 -0.50 0.00 0.50 1.00 1.50 2.00 2.50 3.00 Total Return Sharpe Ratio Source: Bloomberg market data as of April 28, 2016. Agency mREIT peers include AGNC, HTS, CYS, ARR, CMO and ANH. Hybrid mREIT peers include TWO, NRZ, CIM, MFA, IVR, PMT, RWT, MTGE, NYMT, WMC, MITT, AMTG, DX and EARN. Commercial mREIT peers include STWD, CLNY, BXMT, STAR, ARI, RSO, NCT and ACRE. Utilities represents the Russell 3000 Utilities Index. MLPs represents the Alerian MLP Index. Asset Managers represents the weighted averages of OAK, CG, BX, OZM, FIG, JNS, LM, KKR, ARES, and APO. Banks represent the KBW Bank Index. Note: Total Return Sharpe Ratio represents the total return for the period of 12/31/2013 through 12/31/2015 divided by the st andard deviation of the quarterly total return during that time. 16 P/B Valuation Banks HybridAgencyNLY mREITsmREITs Market Sharpe = Ratio 2yr Total Return Qtrly St. Dev of Return

Annaly vs. the VIX -----.' 40.0% 60 ' / 35.0% I I \ I 50 \ 30.0% 25.0% 40 = p::: <... 20.0% J 30 = X ..... 15.0% ----------------------------- - --------1 I 0 f-" I 1 20 I I 10.0% ------------------------------------H+ I --+H h---5.0% 10 (5.0%) 0 Apr-14 Oct-14 Apr-15 Oct-15 Apr-16 Jan-14 Jul-14 Jan-15 Jul-15 Jan-16 -VIX-Annaly-mREIT Index Source: Bloomberg. Weekly data from December31, 2013 until April28, 2016. Note: mREIT Index represents BBREMTG Index. 17 During periods of heightened volatility Annaly has outperformed industry peers

The Annaly Track Record Annaly has paid out $14.0 billion in dividends since inception 700% Dividends 600% 500% 400% 300% 200% 100% 0% (100%) Annaly S&P 500 Bloomberg mREIT Index MSCI US REIT Index S&P Financials Berkshire Hathaway Source: Company filings and Bloomberg. Weekly data from October 10, 1997 through April 28, 2016. MSCI US REIT Index performa nce data begins June 17, 2005. Percentages rounded to the nearest whole number. 18 PriceTotal AppreciationReturn Annaly(20%)616%596% Berkshire Hathaway 376% 0% 376% S&P 500 116% 89% 206% MSCI US REIT Index 37% 80% 116% Bloomberg mREIT Index (83%) 189% 106% S&P Financials 15% 54% 68%